                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial
Industry Regulatory Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of November, 2010.

                                        ARCH VENTURE FUND VI, L.P.

                                        By:     ARCH Venture Partners VI, L.P.
                                                its General Partner

                                                By:     ARCH Venture Partners VI, LLC
                                                        its General/Partner

                                                        By:Keith Crandell
                                                           -----------------
                                                           Managing Director

                                        ARCH VENTURE PARTNERS VI, L.P.

                                        By:     ARCH Venture Partners VI, LLC
                                                its General Partner

                                                        By:Keith Crandell
                                                           -----------------
                                                           Managing Director

                                        ARCH VENTURE PARTNER VI, LLC

                                        By:Keith Crandell
                                           -----------------
                                           Managing Director

                                        /s/ Keith Crandell
                                        --------------------
                                           Keith Crandell

                                        /s/ Robert Nelson
                                        --------------------
                                           Robert Nelson

                                        /s/ Clinton Bybee
                                        --------------------
                                           Clinton Bybee